EXHIBIT (21)

List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation
757UA, Inc.	Delaware
ACN 106 604 871 Pty Ltd	Australia
AeroSpace Technologies of Australia Limited	Australia
Aileron Inc.	Delaware
Akash, Inc.	Delaware
Alteon Training International Spain, S.L.	Spain
Alteon Training Mexico, S.A. de C.V.	Mexico
Alteon Training Services, Inc.	Delaware
Astro Limited	Bermuda
Astro-II, Inc.	Vermont
Atara Holding Company	Delaware
Atara Services Norway AS	Norway
Autometric, Inc.	Maryland
Autonomous Underwater Ventures, LLC	Delaware
Aviall (Canada) Ltd.	Ontario
Aviall Airstocks Limited	Hong Kong
Aviall Asia Limited	Hong Kong
Aviall Australia Holdings Pty Ltd	Australia
Aviall Australia Pty. Limited	Australia
Aviall de Mexico, S.A. de C.V.	Mexico
Aviall Foreign Sales Corporation	Barbados
Aviall Japan Limited	Delaware
Aviall New Zealand	New Zealand
Aviall Product Repair Services, Inc.	Delaware
Aviall PTE LTD	Singapore
Aviall Services, Inc.	Delaware
Aviall, Inc.	Delaware
Aviation Fleet Services India Management Company Limited	Cyprus
BCC Aruba Leasing A.V.V.	Netherlands Antilles
BCC Bolongo Company	Delaware
BCC Bolongo Limited	Virgin Islands, U.S.
BCC Carbita Point Company	Delaware
BCC Carbita Point Limited	Virgin Islands, U.S.
BCC Cascades Corporation	Delaware
BCC Charlotte Amalie Company	Delaware
BCC Charlotte Amalie Limited	Virgin Islands, U.S.
BCC Cove Corporation	Delaware
BCC Drakes Passage Company	Delaware
BCC Equipment Leasing Corporation	Delaware
BCC Grand Cayman Limited	Cayman Islands
BCC Lindbergh Bay Company	Delaware
BCC Mafolie Hill Company	Delaware
BCC Magens Bay Company	Delaware
BCC Red Hook Company	Delaware
BITG Corporation	Delaware

Name	Place of Incorporation
BITG LLP	Washington
BNA International Systems, Inc.	Delaware
BNA Operations International, Inc.	Delaware
BNJ Net Jets, Inc.	Delaware
BNJ Sales Company L.L.C.	Delaware
BNJ, Inc.	Delaware
Boeing – Corinth Co.	Delaware
Boeing – Irving Co.	Delaware
Boeing Training Leasing Corp.	Delaware
Boeing (Asia) Investment Limited, a Hong Kong company	Hong Kong
Boeing (Asia) Services Investment Limited, a Hong Kong company	Hong Kong
Boeing (China) Co., Ltd.	China
Boeing (Gibraltar) Holdings Limited	Gibraltar
Boeing (Gibraltar) Limited	Gibraltar
Boeing 100 North Riverside LLC	Illinois
Boeing Aerospace – TAMS, Inc.	Delaware
Boeing Aerospace (Malaysia) Sdn. Bhd.	Malaysia
Boeing Aerospace Ltd.	Delaware
Boeing Aerospace Middle East Limited	Delaware
Boeing Aerospace Operations – International, Inc.	Delaware
Boeing Aerospace Operations, Inc.	Delaware
Boeing Aerostructures Australia Pty Ltd.	Australia
Boeing Airborne Surveillance Enterprises, Inc.	Delaware
Boeing Aircraft Holding Company	Delaware
Boeing Asia Training Holdings Limited	Hong Kong
Boeing Australia Component Repairs Pty Ltd	Australia
Boeing Australia Holdings Proprietary Limited	Australia
Boeing Brasil Serviços Técnicos Aeronáuticos Ltda.	Brazil
Boeing Business Services Company	Delaware
Boeing Canada Holding Ltd.	Alberta
Boeing Canada Operations Ltd.	Alberta
Boeing Capital Corporation	Delaware
Boeing Capital Leasing Limited	Ireland
Boeing Capital Loan Corporation	Delaware
Boeing Capital Securities Inc.	Delaware
Boeing Capital Washington Corporation	Delaware
Boeing CAS GmbH	Germany
Boeing CAS Holding GmbH	Germany
Boeing China, Inc.	Delaware
Boeing Commercial Airplanes Charleston South Carolina, Inc.	Delaware
Boeing Commercial Space Company	Delaware
Boeing Constructors, Inc.	Texas
Boeing Cyprus Holdings Ltd	Cyprus
Boeing Defence Australia LTD	Australia
Boeing Defence UK Limited	United Kingdom
Boeing Domestic Sales Corporation	Washington
Boeing Enterprises Australia, Inc.	Delaware
Boeing Financial Corporation	Washington
Boeing Global Holdings Corporation	Delaware
Boeing Global Sales Corporation	Delaware

Name	Place of Incorporation
Boeing Global Services, Inc.	Delaware
Boeing Hornet Enterprises, Inc.	Delaware
Boeing Hungary, Inc.	Delaware
Boeing India Property Management Private Limited	India
Boeing International B.V.	Netherlands
Boeing International B.V. & Co. Holding KGaA	Germany
Boeing International Corporation	Delaware
Boeing International Corporation India Private Limited	India
Boeing International Holdings, Ltd.	Bermuda
Boeing International Logistics Spares, Inc.	Delaware
Boeing International Overhaul & Repair Inc.	Delaware
Boeing International Sales Corporation	Washington
Boeing International Support Systems Company Saudi Arabia Limited	Saudi Arabia
Boeing Investment Company, Inc.	Delaware
Boeing Ireland Limited	Ireland
Boeing Japan Kabushiki Kaisha	Japan
Boeing Launch Services, Inc.	Delaware
Boeing Logistics Spares, Inc.	Delaware
Boeing LTS, Inc.	Delaware
Boeing Management Company	Delaware
Boeing Middle East Limited	Delaware
Boeing Netherlands B.V.	Netherlands
Boeing Netherlands C.V.	Netherlands
Boeing Netherlands Leasing, B.V.	Netherlands
Boeing Nevada, Inc.	Delaware
Boeing North American Space Alliance Company	Delaware
Boeing North American Space Operations Company	Delaware
Boeing Norwegian Holdings AS	Norway
Boeing of Canada Ltd.	Delaware
Boeing Offset Company Inc.	Delaware
Boeing Operations International, Incorporated	Delaware
Boeing Overseas, Inc.	Delaware
Boeing Phantom Works Investments, Inc.	Delaware
Boeing Precision Gear, Inc.	Delaware
Boeing Qatar Inc.	Delaware
Boeing Research & Technology Europe, S.L.	Spain
Boeing Russia, Inc.	Delaware
Boeing Sales Corporation	Guam
Boeing Satellite Systems International, Inc.	Delaware
Boeing Satellite Systems, Inc.	Delaware
Boeing Service Company	Texas
Boeing Shanghai Aviation Flight Training Co., Ltd.	China
Boeing Singapore Training and Flight Services Pte. Ltd.	Singapore
Boeing Space Operations Company	Delaware
Boeing Stellar Holdings B.V.	Netherlands
Boeing Stores, Inc.	Delaware
Boeing Sweden Holdings AB	Sweden
Boeing Training & Flight Services Australia Pty Ltd	Australia
Boeing Training Center Management Company Limited	Cyprus

Name	Place of Incorporation
Boeing Training Services Korea LLC	Korea, Republic of
Boeing Travel Management Company	Delaware
Boeing UK Training and Flight Services Holding Limited (f/k/a Alteon Training Holding UK Limited)	United Kingdom
Boeing UK Training and Flight Services Limited (f/k/a Alteon Training UK Limited)	United Kingdom
Boeing United Kingdom Limited	United Kingdom
Boeing US Training and Flight Services L.L.C.	Delaware
Boeing Worldwide Holdings B.V.	Netherlands
Boeing Worldwide Operations Limited	Bermuda
Boeing-SVS, Inc.	Nevada
CAG, Inc.	Oregon
Carmen Options AB	Sweden
CBSA Leasing II, Inc.	Delaware
CBSA Leasing, Inc.	Delaware
CBSA Partners, LLC	Delaware
C-Map USA, Inc.	Delaware
C-Map/Commercial, Ltd.	Massachusetts
Connexion by Boeing Ireland Limited	Ireland
Connexion By Boeing Of Canada Company	Canada
Conquest, Inc.	Maryland
Continental DataGraphics Limited	United Kingdom
Continental DataGraphics Technical Services India Private Limited	India
Continental Graphics Corporation	Delaware
Continental Graphics Holdings, Inc.	Delaware
Cougar, Ltd.	Bermuda
Cruise L.L.C.	Russian Federation
Delmar Photographic & Printing Company	North Carolina
Digital Receiver Technology, Inc.	Maryland
Dillon, Inc.	Delaware
Douglas Express Limited	Virgin Islands, U.S.
Douglas Federal Leasing Limited	Virgin Islands, U.S.
Douglas Leasing Inc.	Delaware
Falcon II Leasing Limited	Virgin Islands, U.S.
Falcon Leasing Limited	Virgin Islands, U.S.
Frontier Systems, Inc.	California
FSBTI Argentina S.R.L.	Argentina
Global Aeronautica, LLC	Delaware
Hanway Corporation	Delaware
Hawk Leasing, Inc.	Delaware
ILS eBusiness Services, Inc.	Delaware
Insitu Pacific Pty Ltd	Australia
Insitu, Inc.	Washington
Intellibus Network Solutions, Inc.	Delaware
Inventory Locator Service, LLC	Delaware
Inventory Locator Service-UK, Inc.	Delaware
Jeppesen (Canada) Ltd.	Quebec
Jeppesen Asia/Pacific Pte. Ltd.	Singapore
Jeppesen Australia Pty Ltd	Australia
Jeppesen DataPlan, Inc.	Delaware

Name	Place of Incorporation
Jeppesen GmbH	Germany
Jeppesen Hellas Marine Single Member Limited Liability Company	Greece
Jeppesen India Private Limited	India
Jeppesen Italia S.r.l.	Italy
Jeppesen Japan K.K.	Japan
Jeppesen Korea Co., Ltd.	Korea, Republic of
Jeppesen Malaysia Sdn. Bhd.	Malaysia
Jeppesen Marine Australia Pty Limited	Australia
Jeppesen Marine UK Limited	United Kingdom
Jeppesen Marine, Inc.	Delaware
Jeppesen Norway AS	Norway
Jeppesen Optimization Solution AB	Sweden
Jeppesen Optimization Solutions UK Ltd	United Kingdom
Jeppesen Optimization Solutions, Inc.	Delaware
Jeppesen Poland Spolka z ograniczona odpowiedzialnoscia	Poland
Jeppesen Sanderson, Inc.	Delaware
Jeppesen South Africa (Proprietary) Ltd.	South Africa
Jeppesen Systems AB	Sweden
Jeppesen U.K. Limited	United Kingdom
Jeppesen Ukraine	Ukraine
Kestrel Enterprises, Inc.
Kuta-One Aircraft Corporation, Limited	Delaware
Kuta-Two Aircraft Corporation	Delaware
Longacres Park, Inc.	Washington
McDonnell Douglas Dakota Leasing, Inc.	Delaware
McDonnell Douglas Express, Inc.	Delaware
McDonnell Douglas F-15 Technical Services Company, Inc.	Delaware
McDonnell Douglas Foreign Sales Corporation	Virgin Islands, U.S.
McDonnell Douglas Helicopter Support Services, Inc.	Delaware
McDonnell Douglas Indonesia Leasing, Inc.	Delaware
McDonnell Douglas Middle East, Ltd.	Delaware
McDonnell Douglas Services, Inc.	Missouri
McDonnell Douglas Truck Services, Inc.	Delaware
MD Indonesia Limited	Virgin Islands, U.S.
MD-Air Leasing Limited	Virgin Islands, U.S.
MDFC – Aircraft Leasing Company	Delaware
MDFC – Aircraft Leasing Limited	Virgin Islands, U.S.
MDFC – Carson Company	Delaware
MDFC – Carson Limited	Virgin Islands, U.S.
MDFC – Express Leasing Company	Delaware
MDFC – Express Leasing Limited	Virgin Islands, U.S.
MDFC – Knoxville Company	Delaware
MDFC – Knoxville Limited	Virgin Islands, U.S.
MDFC – Lakewood Company	Delaware
MDFC – Memphis Company	Delaware
MDFC – Memphis Limited	Virgin Islands, U.S.
MDFC – Reno Company	Delaware
MDFC – Sierra Company	Delaware
MDFC – Spring Limited	Virgin Islands, U.S.
MDFC – Tahoe Company	Delaware

Name	Place of Incorporation
MDFC Spring Company	Delaware
MD-Federal Holding Company	Delaware
Montana Aviation Research Company	Delaware
Morintech Ltd.	Russian Federation
Ocean Systems Incorporated	California
ORCAS Leasing B.V.	Netherlands
OU Jeppesen Estonia	Estonia
Pacific Business Enterprises, Inc.	Delaware
Preston Aviation Solutions Limited	United Kingdom
Preston Aviation Solutions Pty Ltd	Australia
Raven Leasing, Inc.	Delaware
RGL-3 Corporation	Delaware
RGL-4 Corporation	Delaware
Rocketdyne, Inc.	Delaware
Skarven Enterprises, Inc.	Delaware
Spectrolab, Inc.	California
Taiko Leasing, Inc.	Delaware
Tapestry Solutions, Inc.	California
Thayer Leasing Company-1	Delaware
Wingspan, Inc.	Delaware
Yunnan Alteon Boeing Advanced Flight Training Co., Ltd	China

Total Number of Subsidiaries: 263